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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 16, 2002


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                        PIONEER NATURAL RESOURCES COMPANY
             (Exact name of Registrant as specified in its charter)


               DELAWARE                                                                     75-2702753
            (State or other                             1-13245                          (I.R.S. Employer
    jurisdiction of incorporation)             (Commission File Number)               Identification Number)

        5205 N. O'CONNOR BLVD.,
              SUITE 1400,
             IRVING, TEXAS
         (Address of principal                                                                75039
          executive offices)                                                                (Zip code)

       Registrant's telephone number, including area code: (972) 444-9001

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

         On April 16, 2002, Pioneer Natural Resources Company, a Delaware corporation, signed an Underwriting Agreement and related Terms Agreement for the public issuance and sale of 10,000,000 shares of its common stock, par value $.01 per share, and granted the underwriters an option to purchase an additional 1,500,000 shares solely to cover over-allotments, if any.

         Credit Suisse First Boston, Banc of America Securities LLC, JPMorgan, and Lehman Brothers are the joint lead managing underwriters. Deutsche Bank Securities, Wachovia Securities, Friedman Billings Ramsey, Howard Weil, Johnson Rice & Company, L.L.C., Petrie Parkman & Co. and Raymond James are co-managing underwriters. The Underwriting Agreement and related Terms Agreement are filed herewith as Exhibits 99.1 and 99.2, respectively.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

99.1 Underwriting Agreement dated April 16, 2002, among Pioneer Natural Resources Company, Pioneer Natural Resources USA, Inc. and Credit Suisse First Boston Corporation.

99.2 Terms Agreement dated April 16, 2002, among Pioneer Natural Resources Company, Pioneer Natural Resources USA, Inc., Credit Suisse First Boston Corporation, Banc of America Securities LLC, J.P. Morgan Securities Inc. and Lehman Brothers Inc. as representatives of the underwriters.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                PIONEER NATURAL RESOURCES COMPANY



                                By:  /s/ Richard P. Dealy
                                   ---------------------------------------------
                                     Richard P. Dealy
                                     Vice President and Chief Accounting Officer


Date: April 17, 2002


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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

99.1              Underwriting Agreement dated April 16, 2002, among Pioneer
                  Natural Resources Company, Pioneer Natural Resources USA, Inc.
                  and Credit Suisse First Boston Corporation.

99.2              Terms Agreement dated April 16, 2002, among Pioneer Natural
                  Resources Company, Pioneer Natural Resources USA, Inc., Credit
                  Suisse First Boston Corporation, Banc of America Securities
                  LLC, J.P. Morgan Securities Inc. and Lehman Brothers Inc. as representatives of the underwriters.
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